                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                AUGUST 16, 1996
               -------------------------------------------------
               (Date of Report--Date of Earliest Event Reported)




                             LIBERTE INVESTORS INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




             DELAWARE                     16802                  75-1328153
     ----------------------------       ------------         -------------------
     (State or Other Jurisdiction       (Commission            (IRS Employer
          of Incorporation)             File Number)         Identification No.)




            600 NORTH PEARL STREET, SUITE 420, DALLAS, TEXAS  75201
            -------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (214) 720-8950
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                               LIBERTE INVESTORS
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                            EXHIBIT INDEX ON PAGE 4.

Item 5.  Other Events.

         Liberte Investors, a Massachusetts business trust (the "Trust") and predecessor to Liberte Investors Inc., a Delaware corporation (the "Registrant"), held a special meeting of its shareholders on August 15, 1996, at which the Trust's shareholders approved an amendment to the Trust's Declaration of Trust permitting it to reorganize into the Registrant, the reorganization of the Trust into the Registrant, and the sale of 8,102,439 newly issued shares of the Registrant's common stock to Hunter's Glen/Ford, Ltd., a Texas limited partnership ("Hunter's Glen") and an affiliate of Mr. Gerald J. Ford.

         On August 16, 1996, the Trust consummated its reorganization into the Registrant and closed the sale of such shares of common stock to Hunter's Glen. The purchase price for such shares was $23,091,951. Hunter's Glen now owns approximately 40% of the outstanding shares of common stock of the Registrant. In connection with such sale, Mr. Ford became one of the three directors of the Registrant and its Chief Executive Officer.

         For further information, see the attached exhibits.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                                    Exhibits

   No.                                           Description
   ---                                           -----------
   2.1        Stock Purchase Agreement dated as of January 16, 1996, between the Trust and Hunter's Glen, as amended by Amendment to  the Stock Purchase Agreement, dated as  of February 27, 1996, and the  Second  Amendment to the Stock Purchase
              Agreement, dated as of March 28, 1996 (incorporated by reference to Exhibit 2.2 of Liberte Investors Inc.'s
              Registration  Statement on Form S-4, Registration  Statement No. 333-07439, originally filed with the SEC on July 2,
              1996 (the "Registration Statement")).

   2.2        Plan  of Reorganization, dated as of April 1, 1996, between the Trust and the Registrant (incorporated by reference to Exhibit 2.1 of the Registration Statement).

   3.1        Form of Seventh Amendment to the Trust's Declaration of Trust (incorporated by reference to Exhibit 3.4 of the
              Registration Statement).

  99.1        Press Release, dated August 16, 1996.


                         [SIGNATURE ON THE NEXT PAGE]




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
                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 30, 1996



                                        LIBERTE INVESTORS INC.


                                        By: /s/ NANCY J. FOEDERER
                                           ----------------------------------
                                        Name: Nancy J. Foederer
                                             --------------------------------
                                        Title: Secretary
                                              -------------------------------



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
                                 EXHIBIT INDEX

  No.                                       Description
  ---                                       -----------
  2.1        Stock Purchase Agreement dated as of January 16,  1996, between the Trust and Hunter's  Glen, as amended by Amendment to the Stock Purchase Agreement, dated as  of February 27, 1996, and the Second Amendment to the Stock Purchase
             Agreement, dated as of March 28, 1996 (incorporated by reference to Exhibit 2.2 of Liberte Investors Inc.'s
             Registration Statement on Form S-4, Registration Statement No. 333-07439, originally filed with the SEC on July 2,
             1996 (the "Registration Statement")).

  2.2        Plan of Reorganization, dated as of  April 1, 1996, between the Trust and the Registrant (incorporated by reference to Exhibit 2.1 of the Registration Statement).

  3.1        Form of Seventh Amendment to the Trust's Declaration of Trust (incorporated by reference to Exhibit 3.4 of the
             Registration Statement).

 99.1        Press Release, dated August 16, 1996.







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